THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT (i) UNDER COVER OF A REGISTRATION STATEMENT UNDER THE ACT WHICH IS EFFECTIVE AND CURRENT WITH RESPECT TO THIS WARRANT OR SUCH SHARES OF COMMON STOCK, AS THE CASE MAY BE, OR (ii) PURSUANT TO THE WRITTEN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER SUCH ACT IS NOT REQUIRED WITH RESPECT TO SUCH SALE OR TRANSFER.

PERMA-FIX ENVIRONMENTAL SERVICES, INC.

Common Stock Purchase Warrant Certificate

No. 07-31-01A

Dated: July 31, 2001

Seven Hundred Twelve Thousand Seventy-Three (712,073) Warrants

to Purchase Seven Hundred Twelve Thousand Seventy-Three (712,073)

Shares of Perma-Fix Environmental Services, Inc.

Common Stock, $.001 Par Value Per Share

VOID AFTER 5:00 P.M., UNITED STATES EASTERN STANDARD TIME

on

July 31, 2008

           PERMA-FIX ENVIRONMENTAL SERVICES, INC., a Delaware corporation (the "Company"), for value received, hereby certifies that Associated Mezzanine Investors-PESI, L.P., a Delaware limited partnership or registered assigns, is entitled to purchase from the Company seven hundred twelve thousand seventy-three (712,073) duly authorized, validly issued, fully paid and nonassessable shares of Common Stock, par value $.001 per share, of the Company (the "Common Stock") at the purchase price per share of $1.50, at any time or from time to time on or after July 31, 2001 and prior to 3 P.M., New York City time, on July 31, 2008, all subject to the terms, conditions and adjustments set forth below in this Warrant.

           This Warrant is one of the Common Stock Purchase Warrants (the "Warrants", such term to include all Warrants issued in substitution therefor) originally issued in connection with the issue and sale by the Company of $5,625,000 aggregate principal amount of its 13.50% Notes due 2006 (together with all notes issued in substitution therefor, the "Notes"), pursuant to the Note and Warrant Purchase Agreement (the

"Purchase Agreement"), dated as of July 31, 2001, between the Company and the institutional investors named therein. The Warrants originally so issued evidence rights to purchase an aggregate of 1,281,731 shares of Common Stock, subject to adjustment as provided herein. Certain capitalized terms used in this Warrant are defined in section 14.

          1.  Exercise of Warrant

                    1.1.  Manner of Exercise. This Warrant may be exercised by the holder hereof, in whole or in part, during normal business hours on any Business Day by surrender of this Warrant, with the form of subscription at the end hereof (or a reasonable facsimile thereof) duly executed by such holder, to the Company at its principal office (or, if such exercise shall be in connection with an underwritten Public Offering of shares of Common Stock (or Other Securities) subject to this Warrant, at the location at which the Company shall have agreed to deliver the shares of Common Stock (or Other Securities) subject to such offering), accompanied by payment, in cash or by certified or official bank check payable to the order of the Company or by the application of Notes in the manner provided in section 1.5 or by surrender of Warrants in the manner provided in section 1.6 (or by any combination of such methods), in the amount obtained by multiplying (a) the number of shares of Common Stock (without giving effect to any adjustment therein) designated in such form of subscription by (b) $1.50 and such holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) determined as provided in sections 2 through 4.

                    1.2.  When Exercise Deemed Effected. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the Business Day on which this Warrant shall have been surrendered to the Company as provided in section 1.1, and at such time the person or persons in whose name or names any certificate or certificates for shares of Common Stock (or Other Securities) shall be issuable upon such exercise as provided in section 1.3 shall be deemed to have become the holder or holders of record thereof.

                    1.3.  Delivery of Stock Certificates, etc. As soon as practicable after the exercise of this Warrant, in whole or in part, pursuant to the terms hereof, and in any event within ten Business Days thereafter (unless such exercise shall be in connection with an underwritten Public Offering of shares of Common Stock (or Other Securities) subject to this Warrant, in which event concurrently with such exercise), the Company at its expense (including the payment by it of any applicable taxes other than transfer taxes) will cause to be issued in the name of and delivered to the holder hereof or, subject to section 8, as such holder (upon payment by such holder of any applicable transfer taxes) may direct,

                           (a)  a certificate or certificates for the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which such holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash in an amount equal to the same fraction of the Market Price per share of such Common Stock (or Other
                     Securities) on the Business Day next preceding the date of such exercise, and

                           (b)  in case such exercise is in part only, a new Warrant or Warrants of like tenor, calling in the aggregate on the face or faces thereof for the number of shares of

                      Common Stock equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares designated by the holder upon such exercise as provided in section 1.1.

                    1.4.  Company to Reaffirm Obligations. The Company will, at the time of or at any time after each exercise of this Warrant, upon the request of the holder hereof or of any shares of Common Stock (or Other Securities) issued upon such exercise, acknowledge in writing its continuing obligation to afford to such holder all rights (including, without limitation, any right of registration of any shares of Common Stock (or Other Securities) issuable upon exercise of this Warrant pursuant to section 9) to which such holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant, provided that if any such holder shall fail to make any such request, the failure shall not affect the continuing obligation of the Company to afford such rights to such holder.

                     1.5.  Payment by Application of the Notes Upon any exercise of this Warrant, the holder hereof may, at its option, instruct the Company, by so specifying in the form of subscription submitted therewith as provided in section 1.1, to apply to the payment required by section 1.1 all or any part of the principal amount then unpaid and of the interest on such principal amount then accrued on any one or more Notes at the time held by such holder, in which case the Company will accept the aggregate amount of principal and accrued interest on such principal specified in such form of subscription in satisfaction of a like amount of such payment. In case less than the entire unpaid principal amount of any Note shall be so specified, the principal amount so specified shall be credited, as of the date of such exercise, against the installments of principal then remaining unpaid on such Note in the direct order of their maturity dates. Within ten Business Days after receipt of any such notice, the Company will pay to the holder of the Notes submitting such form of subscription, in the manner provided in such Notes and the Purchase Agreement, all unpaid interest accrued to the date of exercise of such Warrant on the principal amount so specified in such form of subscription that is not applied to the payment required by section 1.1 under this section 1.5. In the event that the entire unpaid principal amount of any Note is applied to the payment required by section 1.1 under this section 1.5, such Note shall be promptly surrendered and canceled by the holder thereof in accordance with the provisions of section 15 of the Purchase Agreement.

                    1.6.  Exercise by Surrender of Warrants (Cashless Exercise). Upon any exercise of this Warrant, the holder hereof may, at its option, effect the payment required by section 1.1 in whole or in part, by so specifying in the form of subscription submitted therewith as provided in section 1.1, by surrendering this Warrant in exchange for the number of shares of Common Stock (prior to giving effect to any adjustments made therein pursuant to sections 2 through 4) equal to the product of (a) the number of shares of Common Stock designated in such form of subscription multiplied by (b) a fraction, the numerator of which is the Current Market Price less $1.50 and the denominator of which is such Current Market Price.

          2.  Adjustment of Common Stock Issuable Upon Exercise.

                    2.1.  Number of Shares; Warrant. The number of shares of Common Stock which the holder of this Warrant shall be entitled to receive upon each exercise hereof shall be determined by multiplying the number of shares of Common Stock which would otherwise (but for the provisions of this section 2) be issuable upon such exercise, as designated by the holder hereof pursuant to section 1.1, by a fraction of which (i) the numerator is $1.50 and (ii) the denominator is the Warrant Price in effect on the date of such exercise. The "Warrant Price" shall initially be $1.50 per share, shall be adjusted and readjusted from time to time as provided in this section 2 and, as so adjusted or readjusted, shall remain in effect until a further adjustment or readjustment thereof is required by this section 2.

                    2.2.  Adjustment of Warrant Price

                                 2.2.1. Issuance of Additional Shares of Common. Except as otherwise provided in, and subject to, the terms of this Warrant, in case the Company at any time or from time to time after July 31, 2001 (the "Initial Date") shall issue or sell Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to section 2.3 or 2.4) without consideration or for a consideration per share less than the Market Price in effect, in each case, on the date of and immediately prior to such issue or sale, then, and in each such case, subject to section 2.7, such Warrant Price shall be reduced, concurrently with such issue or sale, to a price (calculated to the nearest .001 of a cent) determined by multiplying such Warrant Price by a fraction,

                            (a)  the numerator of which shall be (i) the number of shares of Common Stock outstanding immediately prior to such issue or sale plus (ii) the number of shares of
                   Common Stock which the aggregate consideration received by the Company for the total number of such Additional Shares of Common Stock so issued or sold would purchase at the Market Price, and

                            (b)  the denominator of which shall be the number of shares of Common Stock outstanding immediately after such issue or sale,

provided that, for the purposes of this section 2.2.1, (x) immediately after any Additional Shares of Common Stock are deemed to have been issued pursuant to section 2.3 or 2.4, such Additional Shares shall be deemed to be outstanding, and (y) treasury shares shall not be deemed to be outstanding.

                                  2.2.2. Extraordinary Dividends and Distributions. Except as otherwise provided in, and subject to the terms of, this Warrant, in case the Company at any time or from time to time after the Initial Date shall declare, order, pay or make a dividend or other distribution (including, without limitation, any distribution of other or additional stock or other securities or property or Options by way of dividend or spin-off, reclassification, recapitalization or similar corporate rearrangement) on any Common Stock, other than (a) a dividend payable in Additional Shares of Common Stock or in Options for Common Stock or (b) a regular, periodic dividend payable in cash and declared out of the earned surplus of the Company as at the date hereof as increased by any credits and decreased by any debits made thereto after such date, then, and in each such case, except as provided in, and subject to the terms of this Warrant, the Warrant Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of any class of securities entitled to receive such dividend or distribution shall be reduced, effective as of the close of business on such record date, to a price (calculated to the nearest .001 of a cent) determined by multiplying such Warrant Price by a fraction,

                             (i)  the numerator of which shall be the Current Market Price in effect on such record date or, if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading, less the value of such dividend or distribution (as determined in good faith by the Board of Directors of the
                    Company) applicable to one share of Common Stock, and

                            (ii) the denominator of which shall be such Current Market Price.

                    2.3.  Treatment of Options and Convertible Securities. Except as otherwise provided in, and subject to the terms of, this Warrant, in case the Company at any time or from time to time after the Initial Date shall issue, sell, grant or assume any Options or Convertible Securities, then, and in each such case, the maximum number of Additional Shares of Common Stock (as set forth in the instrument relating thereto, without regard to, any provisions contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be issued for purposes of section 2.2.1 as of the time of such issue, sale, grant or assumption, provided that such Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to section 2.5) of such shares would be less than the Market Price in effect, in each case, on the date of and immediately prior to such issue, sale, grant or assumption, as the case may be, and provided, further, that in any such case in which Additional Shares of Common Stock are deemed to be issued,

                              (a)  no further adjustment of the Warrant Price shall be made upon the subsequent issue or sale of Additional Shares of Common Stock or Convertible Securities upon the exercise of such Options or the conversion or exchange of such Convertible Securities;

                              (b)  if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the
                   Company, or decrease in the number of Additional Shares of Common Stock issuable, upon the exercise, conversion or exchange thereof (by change of rate or otherwise), the
                   Warrant Price computed upon the original issue, sale, grant or assumption thereof, and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options, or the rights of conversion or exchange under such Convertible
                   Securities, which are outstanding at such time;

                             (c)  upon the expiration of any such Options or of the rights of conversion or exchange under any such Convertible Securities which shall not have been exercised (or upon purchase by the Company and cancellation or retirement of any such Options which shall not have been exercised or of any such Convertible Securities the rights of conversion or exchange under which shall not have been exercised), the Warrant Price computed upon the original issue, sale, grant or assumption thereof, and any subsequent adjustments based thereon, shall, upon such expiration (or such cancellation or retirement, as the case may be), be recomputed as if:

                                     (i)  in the case of Options for Common Stock or of Convertible Securities, the
                              only Additional Shares of Common Stock issued or sold were the Additional
                              Shares of Common Stock, if any, actually issued or sold upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was (x) an amount equal to (A) the consideration actually received by the Company for the issue, sale, grant or assumption of all such Options, whether or not exercised, plus

                              (B) the consideration actually received by the Company upon such exercise, minus (C) the consideration paid by the Company for any purchase of such Options which were not exercised, or (y) an amount equal to (A) the consideration actually received by the Company for the issue, sale, grant or assumption of all such Convertible Securities which were actually converted or exchanged, plus (B) the additional consideration, if any, actually received by the
                              Company upon such conversion or exchange, minus (C) the consideration paid by the Company for any purchase of such Convertible Securities the rights of conversion or exchange under which were not exercised, and

                                    (ii) in the case of Options for Convertible Securities, only the Convertible
                             Securities, if any, actually issued or sold upon the exercise of such Options were issued at the time of the issue, sale, grant or assumption of such Options, and the consideration received by the Company for the Additional Shares of Common
                             Stock deemed to have then been issued was an amount equal to (x) the consideration actually received by the Company for the issue, sale, grant or assumption of all such Options, whether or not exercised, plus (y) the consideration deemed to have been received by the Company (pursuant to section 2.5) upon the issue or sale of the Convertible Securities with respect to which such Options were actually exercised, minus (z) the consideration paid by the Company for any purchase of such Options which were not exercised;

                            (d)  no readjustment pursuant to subdivision (b) or (c) above shall have the effect of increasing the Warrant Price by an amount in excess of the amount of the adjustment thereof originally made in respect of the issue, sale, grant or assumption of such
                   Options or Convertible Securities; and

                            (e)  in the case of any such Options which expire by their terms not more than 30 days after the date of issue, sale, grant or assumption thereof, no adjustment of the
                    Warrant Price shall be made until the expiration or exercise of all such Options, whereupon such adjustment shall be made in the manner provided in subdivision
                     (c) above.

                    In case at any time after the Initial Date the Company shall be required to increase the number of Additional Shares of Common Stock subject to any Option or into which any Convertible Securities (other than the Warrants) are convertible or exchangeable pursuant to the operation of anti-dilution provisions applicable thereto, such Additional Shares shall be deemed to be issued for purposes of section 2.1 as of the time of such increase.

                   2.4.  Treatment of Stock Dividends, Stock Splits, etc. In case the Company at any time or from time to time after the Initial Date shall declare or pay any dividend or other distribution on any class of stock of the Company payable in Common Stock, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock), then, and in each such case, Additional Shares of Common Stock shall be deemed to have been issued (a) in the case of any such dividend, immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend, or (b) in the case of any such subdivision, at the close of business on the day immediately prior to the day upon which such corporate action becomes effective.

                 2.5.  Computation of Consideration. For the purposes of this section 2:

                            (a)  The consideration for the issue or sale of any Additional Shares of Common
                  Stock or for the issue, sale, grant or assumption of any Options or Convertible Securities, irrespective of the accounting treatment of such consideration, shall

                                   (i) insofar as it consists of cash, be computed at the amount of cash received by the Company, without deducting any expenses paid or incurred by the Company or any commissions or compensation paid or concessions or discounts allowed to underwriters, dealers or others performing similar services and any accrued interest or dividends in connection with such issue or sale,

                                  (ii) insofar as it consists of consideration (including securities) other than cash, be computed at the Fair Value thereof at the time of such issue or sale, without deducting any expenses paid or incurred by the Company for any commissions or compensation paid or concessions or discounts allowed to underwriters, dealers or others performing similar services and any accrued interest or dividends in connection with such issue or sale, and

                                  (iii) in case Additional Shares of Common Stock are issued or sold or
                   Convertible Securities are issued, sold, granted or assumed together with other stock or securities or other assets of the Company for a consideration which covers both, be the proportion of such consideration so received, computed as provided in subdivisions (i)
                   and (ii) above, allocable to such Additional Shares of Common Stock or Convertible
                   Securities, as the case may be, all as determined in good faith by the Board of Directors of the Company.

                          (b)  All Options issued, sold, granted or assumed together with other stock or securities or other assets of the Company for a consideration which covers both, all
                   Additional Shares of Common Stock, Options or Convertible Securities issued in payment of any dividend or other distribution on any class of stock of the Company and all Additional Shares of Common Stock issued to effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common
                   Stock (by reclassification or otherwise than by payment of a dividend in Common
                   Stock) shall be deemed to have been issued without consideration.

                         (c) Additional Shares of Common Stock deemed to have been issued for consideration pursuant to section 2.3, relating to Options and Convertible Securities, shall be deemed to have been issued for a consideration per share determined by dividing

                                 (i) the total amount, if any, received and receivable by the Company as consideration for the issue, sale, grant or assumption of the Options or Convertible
                   Securities in question, plus the aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the
                   Company upon the exercise of such Options or the conversion or exchange of such Convertible Securities or, in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, in each case computing such consideration as provided in the foregoing subdivision (a), by

                                 (ii)  the number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

                        (d)  Additional Shares of Common Stock issued or deemed to have been issued pursuant to the operation of anti-dilution provisions applicable to Convertible Securities
                   (other than the Warrants), Options or other securities of the Company (either as a result of the adjustments provided for by the Warrants or otherwise) shall be deemed to have been issued without consideration.

                    2.6.  Adjustments for Combinations, etc. 2.6 Adjustments for Combinations, etc. In case the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Warrant Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

                   2.7. Minimum Adjustment of Warrant Price. If the amount of any adjustment of the Warrant Price required pursuant to this section 2 would be less than one one-hundredth (.01) of a cent, such amount shall be carried forward and adjustment with respect thereto made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate at least one one-hundredth (.01) of a cent.

          3.  Consolidation, Merger, Sale of Assets, Reorganization, etc. In case the Company, after the Initial Date, (a) shall consolidate with or merge into any other Person and shall not be the continuing or surviving corporation of such consolidation or merger, or (b) shall permit any other Person to consolidate with or merge into the Company and the Company shall be the continuing or surviving Person but, in connection with such consolidation or merger, Common Stock or Other Securities shall be changed into or exchanged for cash, stock or other securities of any other Person or any other property, or (c) shall transfer all or substantially all of its properties and assets to any other Person, or (d) shall effect a capital reorganization or reclassification of Common Stock or Other Securities (other than a capital reorganization or reclassification resulting in the issue of Additional Shares of Common Stock for which adjustment in the Warrant Price is provided in section 2.2.1 or 2.2.2), then, and in the case of each such transaction, the Company shall give written notice thereof to each holder of any Warrant not less than 30 days prior to the consummation thereof and proper provision shall be made so that, upon the basis and the terms and in the manner provided in this section 3, the holder of this Warrant, upon the consummation of such transaction, shall be entitled to receive, at the aggregate Warrant Price in effect at the time of such consummation for all Common Stock (or Other Securities) issuable upon such exercise immediately prior to such consummation, in lieu of the Common Stock (or Other Securities) issuable upon such exercise prior to such consummation, the amount of cash, securities or other property to which such holder would actually have been entitled as a shareholder upon such consummation if such holder had exercised this Warrant immediately prior thereto, subject to adjustments (subsequent to such consummation) as nearly equivalent as possible to the adjustments provided for in section 2 and this section 3, provided that if a purchase, tender or exchange offer shall have been made to and accepted by the holders of Common Stock under circumstances in which, upon completion of such purchase, tender or exchange offer, the maker thereof, together with members of any group (within the meaning of Rule 13d-5(b)(1) under the Exchange Act) of which such maker is a part, and together with any affiliate or associate of such maker (within the meaning of Rule 12b-2 under the Exchange Act) and any members of any such group of which any such affiliate or associate is a part, own beneficially (within the meaning of Rule 13d-3 under the Exchange Act) more than 50% of the outstanding shares of Common Stock, and if the holder of this Warrant so designates in such notice given to the Company, the holder of this Warrant shall be entitled to receive the amount of cash, securities or other property to which such holder would actually have been entitled as a shareholder if the holder of this Warrant had exercised this Warrant prior to the expiration of such purchase, tender or exchange offer, accepted such offer and all of the Common Stock held by such holder had been purchased pursuant to such purchase, tender or exchange offer, subject to adjustments (from and after the consummation of such purchase, tender or exchange offer) as nearly equivalent as possible to the adjustments provided for in section 2 and this section 3.

          4.  Other Dilutive Events . In case any event shall occur as to which the provisions of section 2 or section 3 are not strictly applicable but the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles of such sections, then, in each such case, the Company shall appoint a firm of independent public accountants of recognized national standing (which may be the regular auditors of the Company), which shall give their opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in sections 2 and 3, necessary to preserve, without dilution, the purchase rights represented by this Warrant. Upon receipt of such opinion the Company will promptly mail a copy thereof to the holder of this Warrant and shall make the adjustments described therein.

          5.  No Dilution or Impairment . The Company will not, by amendment of its certificate of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms. Without limiting the generality of the foregoing, the Company (a) will not permit the par value of any shares of stock receivable upon the exercise of this Warrant to exceed the amount payable therefor upon such exercise, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock upon the exercise of all of the Warrants from time to time outstanding, (c) will not take any action which results in any adjustment of the Warrant Price if the total number of shares of Common Stock (or Other Securities) issuable after the action upon the exercise of all of the Warrants would exceed the total number of shares of Common Stock (or other Securities) then authorized by the Company's certificate of incorporation and available for the purpose of issue upon such exercise and, (d) will not issue any capital stock of any class which has the right to more than one vote per share.

          6.  Accountants' Report as to Adjustments . In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable upon the exercise of the Warrants, the Company at its expense will promptly compute such adjustment or readjustment in accordance with the terms of the Warrants and, if requested in writing to do so by any holder of a Warrant, will cause independent public accountants of recognized national standing selected by the Company (which may be the regular auditors of the Company) to verify such computation. The Company or, if so requested, the Company's independent public accountants, will prepare a report setting forth such adjustment or readjustment and showing in reasonable detail the method of calculation thereof and the facts upon which such adjustment or readjustment is based, including without limitation a statement of (a) the consideration received or to be received by the

Company for any Additional Shares of Common Stock issued or sold or deemed to have been issued, (b) the number of shares of Common Stock outstanding or deemed to be outstanding, and (c) the Warrant Price in effect immediately prior to such issue or sale and as adjusted and readjusted (if required by section 2) on account thereof. The Company will forthwith mail a copy of each such report to each holder of a Warrant and will, upon the written request at any time of any holder of a Warrant, furnish to such holder a like report setting forth the Warrant Price at the time in effect and showing in reasonable detail how it was calculated. The Company will also keep copies of all such reports at its principal office and will cause the same to be available for inspection at such office during normal business hours by any holder of a Warrant or any prospective purchaser of a Warrant designated by the holder thereof.

          7.  Notices of Corporate Action.  In the event of

                    (a)  any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a regular periodic dividend payable in cash out of earned surplus) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

                   (b)  any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger involving the Company and any other Person or any transfer of all or substantially all the assets of the Company to any other Person, or

                   (c)  any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

the Company will mail to each holder of a Warrant a notice specifying (i) the date or expected date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right, and (ii) the date or expected date on which any such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place and the time, if any such time is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for the securities or other property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least 20 days prior to the date therein specified, in the case of any date referred to in the foregoing subdivision (i), and at least 90 days prior to the date therein specified, in the case of the date referred to in the foregoing subdivision (ii).

          8.  Restrictions on Transfer

               8.1.  Restrictive Legends. Except as otherwise permitted by this section 8, each Warrant originally issued pursuant to the Purchase Agreement and each Warrant issued upon direct or indirect transfer or in substitution for any Warrant pursuant to section 13 shall be stamped or otherwise imprinted with a legend in substantially the following form:

                       "This Warrant and any shares acquired upon the exercise of this Warrant have not been registered under the Securities Act of 1933 and may not be transferred in the absence of such registration or an exemption therefrom under such Act."

Except as otherwise permitted by this section 8, each certificate for Common Stock (or Other Securities) issued upon the exercise of any Warrant and each certificate issued upon the direct or indirect transfer of any such Common Stock (or Other Securities) shall be stamped or otherwise imprinted with a legend in substantially the following form:

                        "The shares represented by this certificate have not been registered under the
           Securities Act of 1933 and may not be transferred in the absence of such registration or an exemption therefrom under such Act. Such shares are also subject to certain restrictions on transferability imposed by Common Stock Purchase Warrants expiring
           July 31, 2008, a copy of which is on file at the offices of the Company."

                     8.2.  Notice of Proposed Transfer; Opinions of Counsel. Prior to any transfer of any Restricted Securities which are not registered under an effective registration statement under the Securities Act (other than a transfer pursuant to Rule 144 or any comparable rule under such Act), the holder thereof will give written notice to the Company of such holder's intention to effect such transfer and to comply in all other respects with this section 8.2. Each such notice (a) shall describe the manner and circumstances of the proposed transfer in sufficient detail to enable counsel to render the opinions referred to below, and (b) shall designate counsel for the holder giving such notice (which counsel shall be reasonably acceptable to the Company). The holder giving such notice will submit a copy thereof to the counsel designated in such notice. The following provisions shall then apply:

                             (i)  If in the opinion of counsel for the holder the proposed transfer may be effected without registration, which opinion must be reasonably acceptable to counsel for the Company, such holder shall thereupon be entitled to transfer such Restricted
          Securities in accordance with the terms of the notice delivered by such holder to the
          Company. Each Warrant or certificate, if any, issued upon or in connection with such transfer shall bear the appropriate restrictive legend set forth in section 8.1 unless, in the opinion of such counsel, which opinion must be reasonably acceptable to counsel for the Company, such legend is no longer required to insure compliance with the
          Securities Act. No transfer of Restricted Securities shall be made by the holder thereof and no legend may be removed from any certificates evidencing Restricted
          Securities unless the Company receives an opinion from its counsel indicating that the opinion of counsel received by the holder is reasonably acceptable to it and consistent with applicable law.

                          (ii)  If the opinion of such counsel for the holder is not to the effect that the proposed transfer may legally be effected without registration of such Restricted Securities under the
          Securities Act, such holder shall not be entitled to transfer such Restricted Securities (other than in a transfer pursuant to Rule 144 or any comparable rule under the Securities Act) until the conditions specified in subdivision (i) above shall be satisfied or until registration of such
          Restricted Securities under the Securities Act has become effective.

Notwithstanding the foregoing provisions of this section 8.2, the holder of any Restricted Securities shall be permitted to transfer any such Restricted Securities pursuant to Rule 144A under the Securities Act, provided that each transferee agrees in writing to be bound by all the restrictions on transfer of such Restricted Securities contained in this section 8.2 and the terms of this Warrant.

                     8.3.  Termination of Restrictions. The restrictions imposed by this section 8 upon the transferability of Restricted Securities shall cease and terminate as to any particular Restricted Securities (a) when such securities shall have been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering such Restricted Securities, (b) when, in the opinions of both counsel for the holder thereof and counsel for the Company, such restrictions are no longer required in order to insure compliance with the Securities Act, or (c) when such securities have been beneficially owned, by a person who has not been an affiliate of the Company for at least three months, for a period of at least two years, all as determined under Rule 144 under the Securities Act. Whenever such restrictions shall terminate as to any Restricted Securities, as soon as practicable thereafter and in any event within ten Business Days, the holder thereof shall be entitled to receive from the Company, without expense (other than transfer taxes, if any), new securities of like tenor not bearing the applicable legend set forth in section 8.1 hereof.

          9.  Registration under Securities Act, etc. The holders of Registrable Securities shall have the rights with respect to the registration thereof set forth in the Registration Rights Agreement.

          10. Availability of Information. The Company will cooperate with each holder of any Restricted Securities in supplying such information as may be necessary for such holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Restricted Securities. The Company will furnish to each holder of any Warrants, promptly upon their becoming available, copies of all financial statements, reports, notices and proxy statements sent or made available generally by the Company to its stockholders, and copies of all regular and periodic reports and all registration statements and prospectuses filed by the Company with any securities exchange or with the commission.

          11. Reservation of Stock, etc. The Company will at all times reserve and keep available, solely for issuance and delivery upon exercise of the Warrants, the number of shares of Common Stock (or Other Securities) from time to time issuable upon exercise of all Warrants at the time outstanding. All shares of Common Stock (or Other Securities) shall be duly authorized and, when issued upon such exercise, shall be validly issued and, in the case of shares, fully paid and nonassessable with no liability on the part of the holders thereof.

          12. Listing on Securities Exchange. The Company will list on each national securities exchange on which any Common Stock may at any time be listed, subject to official notice of issuance upon exercise of the Warrants, and will maintain such listing of, all shares of Common Stock from time to time issuable upon exercise of the Warrants. The Company will also so list on each national securities exchange, and will maintain such listing of, any other securities if at the time any securities of the same class shall be listed on such national securities exchange by the Company.

          13. Ownership, Transfer and Substitution of Warrants

                   13.1.  Ownership of Warrants. The Company may treat the person in whose name any Warrant is registered on the register kept at the principal office of the Company as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, except that, if and when any Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer thereof as the owner of such Warrant for all purposes, notwithstanding any notice to the contrary. Subject to section 8, a Warrant, properly assigned, may be exercised by a new holder without first having a new Warrant issued.

                   13.2.  Transfer and Exchange of Warrants Upon the surrender of any Warrant, properly endorsed, for registration of transfer or for exchange at the principal office of the Company, the Company at its expense will (subject to compliance with section 8, if applicable) execute and deliver to or upon the order of the holder thereof a new Warrant or Warrants of like tenor, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

                  13.3.  Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant held by a Person other than any institutional investor, upon delivery of indemnity reasonably satisfactory to the Company in form and amount or, in the case of any such mutilation, upon surrender of such Warrant for cancellation at the principal office of the Company, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

          14.  Definitions. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

                     Additional Shares of Common Stock: all shares (including treasury shares) of Common Stock issued or sold (or, pursuant to section 2.3 or 2.4, deemed to be issued) by the Company after the Initial Date hereof, whether or not subsequently reacquired or retired by the Company, other than (a) shares of Common Stock issued upon the exercise of Warrants, (b) shares of Common Stock issued upon the exercise, conversion or exchange of any Excluded Securities.

                     AMI-PESI: Associated Mezzanine Investors-PESI, L.P., a limited partnership organized and existing under the laws of the State of Delaware.

                     Bridge East: Bridge East Capital, L.P., a limited partnership organized and existing under the laws of the Cayman Islands.

                     Business Day: any day other than a Saturday or a Sunday or a day on which commercial banking institutions in the City of New York are authorized by law to be closed, provided that, in determining the period within which certificates or Warrants are to be issued and delivered pursuant to section 1.3 at a time when shares of Common Stock (or Other Securities) are listed or admitted to trading on any national securities exchange or in the over-the-counter market and in determining the Market Price of any securities listed or admitted to trading on any national securities exchange or in the over-the-counter market, "Business Day" shall mean any day when the principal exchange in which securities are then listed or admitted to trading is open for trading or, if such securities are traded in the over-the-counter market in the United States, such market is open for trading, and provided, further, that any reference to "days" (unless Business Days are specified) shall mean calendar days.

                      Closing Date: the meaning specified in section 10.3.

                      Commission: the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act or the Exchange Act, whichever is the relevant statute for the particular purpose.

                       Common Stock: the Company's Common Stock, par value $.001 per share, as constituted on the date hereof, any stock into which such Common Stock shall have been changed or any stock resulting from any reclassification of such Common Stock, and all other stock of any class or classes (however designated) of the Company the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference.

                       Company: Perma-Fix Environmental Services, Inc., a Delaware corporation.

                       Convertible Securities: any evidences of indebtedness, shares of stock (other than Common Stock) or other securities directly or indirectly convertible into or exchangeable for Additional Shares of Common Stock.

                       Current Market Price: on any date specified herein, (a) with respect to Common Stock or to Voting Common Stock (or equivalent equity interests) of the Company, (i) the average daily Market Price during the period of the most recent 20 consecutive Business Days ending on such date, or (ii) if shares of Common Stock or such Voting Common Stock (or equivalent equity interests), as the case may be, are not then listed or admitted to trading on any national securities exchange and if the closing bid and asked prices thereof are not then quoted or published in the over-the-counter market, the Market Price on such date; and (b) with respect to any other securities, the Market Price on such date.

                        Exchange Act: the Securities Exchange Act of 1934, or any similar Federal statute, and the rules and regulations of the commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Exchange Act of 1934 shall include a reference to the comparable section, if any, of any such similar Federal statute.

                       Excluded Securities: the Options and Convertible Securities listed on the Schedule I hereto.

                       Fair Value: with respect to any securities or other property, the Fair Value thereof as of a date which is within 15 days of the date as of which the determination is to be made (a) determined by an agreement between the Company and the Requisite Holders of Warrants or (b) if the Company and the Requisite Holders of Warrants fail to agree, determined jointly by an independent investment banking firm retained by the Company and by an independent investment banking firm retained by the Requisite Holders of Warrants, either of which firms may be an independent investment banking firm regularly retained by the Company or any such holder or (c) if the firms so retained by the Company and by such holders shall be unable to reach a joint determination within 15 Business Days of the retention of the last firm so retained, determined by another independent investment banking firm which is not a regular investment banking firm of the Company or any such holder chosen by the first two such firms.

                       Initial Date: the meaning specified in section 2.2.

                       Market Price: on any date specified herein, (a) with respect to Common Stock or Voting Common Stock (or equivalent equity interests) of the Company, the amount per share equal to (i) the last sale price of shares of such security, regular way, on such date or, if no such sale takes place on such date, the average of the closing bid and asked prices thereof on such date, in each case as officially reported on the principal national securities exchange on which the same are then listed or admitted to trading, or (ii) if no shares of such security are then listed or admitted to trading on any national securities exchange but such security is designated as a national market system security by the NASD, the last trading price of such security on such date, or if such security is not so designated, the average of the reported closing bid and asked prices thereof on such date as shown by the NASD automated quotation system or, if no shares thereof are then quoted in such system, as published by the National Quotation Bureau, Incorporated or any successor organization, and in either case as reported by any member firm of the New York Stock Exchange selected by the Company, or (iii) if no shares of such security are then listed or admitted to trading on any national exchange or designated as a national market system security and if no closing bid and asked prices thereof are then so quoted or published in the over-the-counter market, the higher of (x) the book value thereof as determined by agreement between the Company and the Requisite Holders of Warrants, or if the Company and the Requisite Holders of Warrants fail to agree, by any firm of independent public accountants of recognized standing selected by the Board of Directors of the Company, as of the last day of any month ending within 60 days preceding the date as of which the determination is to be made or (y) the fair value thereof determined in good faith by the Board of Directors of the issuer thereof as of a date which is within 15 days of the date as of which the determination is to be made; and (b) with respect to any other securities, the fair value thereof determined in good faith by the Board of Directors of the Company as of a date which is within 15 days of the date as of which the determination is to be made.

                        NASD: the National Association of Securities Dealers.

                        Notes: the meaning specified in the opening paragraphs of this Warrant.

                        Options: rights, options or warrants to subscribe for, purchase or otherwise acquire either Additional Shares of Common Stock or Convertible securities.

                       Other Securities: any stock (other than Common Stock) and other securities of the Company or any other Person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to section 3 or otherwise.

                       Person: an individual, a partnership, an association, a joint venture, a corporation, a limited liability company, a business, a trust, an unincorporated organization or a government or any department, agency or subdivision thereof.

                        Public Offering: any offering of Common Stock to the public pursuant to an effective registration statement under the Securities Act.

                        Purchase Agreement: the meaning specified in the opening paragraphs of this Warrant.

                        Registrable Securities: (a) any shares of Common Stock or Other Securities issued or issuable upon exercise of the Warrants and (b) any securities issued or issuable with respect to any Common Stock or Other Securities referred to in subdivision (a) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (x) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (y) they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, or (z) they shall have ceased to be outstanding.

                         Registration Rights Agreement: the Registration Rights Agreement, dated as of July 31, 2001, executed and delivered by the Company, AMI-PESI and Bridge East, substantially in the form of Exhibit E to the Purchase Agreement, as may be amended from time to time.

                         Requisite Holders of Warrants: the holders of at least 60% of all the Warrants at the time outstanding determined on the basis of the number of shares of Common Stock or Other Securities deliverable upon exercise thereof.

                         Restricted Securities: (a) any Warrants bearing the applicable legend set forth in section 8.1, (b) any shares of Common Stock (or Other Securities) which have been issued upon the exercise of Warrants and which are evidenced by a certificate or certificates bearing the applicable legend set forth in such section, and (c) unless the context otherwise requires, any shares of Common Stock (or Other Securities) which are at the time issuable upon the exercise of Warrants and which, when so issued, will be evidenced by a certificate or certificates bearing the applicable legend set forth in such section.

                        Securities Act: the Securities Act of 1933, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Act of 1933 shall include a reference to the comparable section, if any, of any such similar Federal statute.

                       Subsidiary: any corporation, association or other business entity at least 50% (by number of votes) of the Voting Common Stock of which is at the time owned by the Company or by one or more Subsidiaries or by the Company and one or more Subsidiaries.

                        Transfer: unless the context otherwise requires, any sale, assignment, pledge or other disposition of any security, or of any interest therein, which could constitute a "sale" as that term is defined in section 2(3) of the Securities Act.

                        Voting Common Stock: with respect to any corporation, association or other business entity, stock of any class or classes (or equivalent interest) , if the holders of the stock of such class or classes (or equivalent interests) are ordinarily, in the absence of contingencies, entitled to vote for the election of a majority of the directors (or persons performing similar functions) of such corporation, association or business entity, even if the right so to vote has been suspended by the happening of such a contingency.

                        Warrant Price: the meaning specified in section 2.1.

                        Warrants: the meaning specified in the opening paragraphs of this Warrant.

          15.  Remedies. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

          16.  No Rights or Liabilities as Stockholder . Nothing contained in this Warrant shall be construed as conferring upon the holder hereof any rights as a stockholder of the Company or as imposing any liabilities on such holder to purchase any securities or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors or stockholders of the Company or otherwise.

          17.  Notices. All notices and other communications under this Agreement shall be in writing and shall be delivered by hand, facsimile transmission or courier service, or mailed by registered or certified mail, return receipt requested, addressed (a) if to any holder of any Warrant or any holder of any Common Stock (or Other Securities), at the registered address of such holder as set forth in the register kept at the principal office of the Company, or (b) if to the Company, to the attention of its Chief Financial Officer, at its principal office, provided that the exercise of any Warrant shall be effected in the manner provided in section 1.

          18.  Miscellaneous . This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. The agreements of the Company contained in this Warrant, other than those applicable solely to the Warrants and the holders thereof, shall inure to the benefit of and be enforceable by any holder or holders at the time of any Common Stock (or Other Securities) issued upon the exercise of Warrants, whether so expressed or not. This Warrant shall be construed and enforced in accordance with and governed by the laws of the State of New York (except with respect to such matters as are governed by the corporate law of the State of Delaware). The section headings in this Warrant are for purposes of convenience only and shall not constitute a part hereof.

          19.  Expiration . The right to exercise this Warrant shall expire at 3 P.M., New York City time, on July 31, 2008.

                                                               PERMA-FIX ENVIRONMENTAL SERVICES, INC.

                                                               By   /s/ Louis Centofanti
                                                               Dr. Louis F. Centofanti
                                                               Chief Executive Officer
                                                               (the "Company")

SUBSCRIPTION

           The undersigned, ________________________, pursuant to the provisions of the attached Warrant, hereby irrevocably elects to subscribe for and purchase ____________________ shares of the Common Stock of PERMA-FIX ENVIRONMENTAL SERVICES, INC., covered by said Warrant, and hereby tenders payment by delivery of $________________in cash or by certified or official bank check for the exercise price per share required under the Warrant which accompanies this notice.

Dated:______________________________________
Signature:___________________________________
Address:____________________________________
Tax Identification or
Social Security Number________________________

ASSIGNMENT

          FOR VALUE RECEIVED, _________________________________ hereby sells, assigns and transfers unto _________________________________ the foregoing Warrant and all rights evidenced thereby, and does irrevocably constitute and appoint _________________________, attorney, to transfer said Warrant on the books of PERMA-FIX ENVIRONMENTAL SERVICES, INC.

Dated:______________________________________
Signature:___________________________________
Address:____________________________________
Tax Identification or
Social Security Number________________________

PARTIAL ASSIGNMENT

          FOR VALUE RECEIVED, _________________________________ hereby sells, assigns and transfers unto _________________________________ the right to purchase _________ shares of the Common Stock of PERMA-FIX ENVIRONMENTAL SERVICES, INC. by the foregoing Warrant and all rights evidenced thereby, and does irrevocably constitute and appoint _________________________, attorney, to transfer that part of said Warrant on the books of PERMA-FIX ENVIRONMENTAL SERVICES, INC.

Dated:______________________________________
Signature:___________________________________
Address:____________________________________
Tax Identification or
Social Security Number________________________